SECURITIES AND EXCHANGE COMMISSION

                              Washington,D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 14, 2001

                    Associates Credit Card Receivables Corp.
                    Associates Credit Card Master Note Trust
             (Exact name of registrant as specified in its charter)


Delaware                            333-94867                 75-2709748
                                    333-9486701
(State or Other            (Commission File                  (IRS Employer
Jurisdiction of             Number)                            Identification
Incorporation)                                                 Number)


290 E. Carpenter Freeway, Irving, Texas                       75062-2729
(Address of Principal Executive Office)                       (Zip Code)


Registrants telephone number, including area code (972) 652-4000


Item 5.                             Other Events

 The monthly statements for the month of August 2001 were distributed to Noteholders on September 17, 2001





Item 7 (C).                         Exhibits.

Exhibit No.                         Description

20.1     Series 2000-1 monthly statement for the month of August 2001.
20.2     Series 2000-2 monthly statement for the month of August 2001.




                                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ASSOCIATES CREDIT CARD RECEIVABLES CORP



                                          By:      __/s/ David Keller
                                                   David Keller
                                                   Executive Vice President

File:August '018k_2000-1                 CONFIDENTIAL
Servicer's Report                                              Date of Report:       16-Sep-01
Interest Period:      August 17, 2001 to September 14, 2001, Pay September 17th


Associates Credit Card Master Note Trust, Series 2000-1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                    Transferor              Trust
                                                                     Interest               Totals
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                  6,786,235,016.84
Beginning Fin. Chrg. Receivables Balance                                                   332,911,900.50
Beginning Total Receivables Balance                                                      7,119,146,917.34

Beginning Special Funding Accnt Balance                                                              0.00
Beginning Spread Account Balance                                                                     0.00
Beginning Reserve Account Balance                                                                    0.00

Beginning Period Invested Amount                                   1,202,397,616.84

Ending Period Invested Amount                                      1,212,517,758.10
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities       Note                        Note                  Note                 Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        760,000,000.00        102,500,000.00        137,500,000.00     1,000,000,000.00

Beginning Period Invested Amount               760,000,000.00        102,500,000.00        137,500,000.00     1,000,000,000.00



Note Principal Balance Increase                          0.00                  0.00                  0.00                 0.00
Note Principal Balance Decrease                          0.00                  0.00                  0.00                 0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                     0.00                  0.00                  0.00                 0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                  0.00                  0.00                 0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  760,000,000.00        102,500,000.00        137,500,000.00     1,000,000,000.00

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Group I Information                                               Series 2000-1
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Beginning Invested Amount                                          1,000,000,000.00
Average Rate                                                                  3.85%
Allocable Finance Charge Collections                                  21,507,286.44
Allocable Principal Collections                                       89,389,622.56
Allocable Default Amount Due                                           8,610,695.43
Allocable Monthly Interest Due                                         3,317,839.58
Allocable Monthly Servicing Fees Due                                   1,666,666.67
Ending Invested Amount                                             1,000,000,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                              13.88%
3 Month Average Base Rate                                                     6.14%
Spread                                                                        7.74%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                               475,744,861.07
Transferor Interest                                                                      1,212,517,758.10
Trigger Pass Test                                                                            Yes



          ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank(Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 17, 2001, and with respect to the performance of the Trust during the month of August is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                          Revolving Period
Any Cash Flow Shortfalls this Period                                                 No
Any Cash Flow Shortfalls from Previous Period                                        No
Payout Event this Period:                                                            No
Group I Participants:                                                                Series 2000-1


MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                         August: (31 posting days)

                                                                      Yield                Defaults               Total
Portfolio Yield (Current Month)                                       24.98%                10.00%               14.98%
Portfolio Yield (Prior Month)                                         23.80%                10.31%               13.49%
Portfolio Yield (Two Months Ago)                                      24.99%                11.81%               13.18%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              13.88%
                                                                                                           --------------------
                                                                                                           --------------------

                                                                    Servicing               Coupon                Total
Base Rate (Current Month)                                             2.00%                 3.85%                 5.85%
Base Rate (Prior Month)                                               2.00%                 4.20%                 6.20%
Base Rate (Two Months Ago)                                            2.00%                 4.37%                 6.37%

THREE MONTH AVERAGE BASE RATE                                                                                     6.14%
                                                                                                           --------------------
                                                                                                           --------------------


Beginning Period Principal Receivables                                                   6,786,235,016.84
Beginning Period Finance Charge Receivables                                                332,911,900.50
Beginning Period Discounted Receivables                                                              0.00
Beginning Period Total Receivables                                                       7,119,146,917.34

Removed Principal Receivables                                                                        0.00
Removed Finance Charge Receivables                                                                   0.00
Removed Total Receivables                                                                            0.00
Discounted Receivables Generated this Period                                                         0.00
Additional Principal Receivables                                                                     0.00
Additional Finance Charge Receivables                                                                0.00
Additional Total Receivables                                                                         0.00

Total Principal Collections this Period                                                    606,618,986.75
Total Defaulted Principal Receivables this Period                                           58,434,202.86
Total Receivables Adjustments this Period                                                   23,887,608.29
Total Finance Charge Collections this Period                                               145,953,500.36
Total Discounted Receivables this Period                                                             0.00

Ending Period Principal Receivables                                                      6,796,355,158.10
Ending Period Finance Charge Receivables                                                   328,456,957.58
Ending Period Discounted Receivables                                                                 0.00
Ending Period Total Receivables                                                          7,124,812,115.68

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                              165,689,393.64
                                        61-90 Days Delinquent                              107,474,334.73
                                        91+ Days Delinquent                                202,139,057.81

                                        Total 31+ Days Delinquent                          475,302,786.18

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-1

                                                               ----------------
                                                               ----------------
FLOATING INVESTOR PERCENTAGE                                        0.147357
FIXED INVESTOR PERCENTAGE                                           0.147357
                                                               ----------------
                                                               ----------------

FINANCE CHARGE ALLOCATIONS                                                                                        Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                     145,953,500.36
                                                                                     ---------------------
                                                                                     ---------------------
Investor Percentage                                                                              0.147357
                                                                                     ---------------------
                                                                                     ---------------------
Investor Finance Charge Collections                                                         21,507,286.44        21,507,286.44
Excess Finance Charge Collections allocated to Series                                                0.00                 0.00
Available Finance Charge Collections                                                        21,507,286.44        21,507,286.44

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                                  2,450,894.44
                                     (2)Class A Monthly Interest Previously Due                                           0.00
                                     (3)Class A Monthly Additional Interest                                               0.00
                                     (4)Class A Monthly Additional Interest Previously Due                                0.00
                                        Total Class A Monthly Interest                                            2,450,894.44

Class B Distributions
                                     (5)Class B Monthly Interest                                                    349,525.00
                                     (6)Class B Monthly Interest Previously Due                                           0.00
                                     (7)Class B Monthly Additional Interest                                               0.00
                                     (8)Class B Monthly Additional Interest Previously Due                                0.00
                                        Total Class B Monthly Interest                                              349,525.00

                                     (9)Total Monthly Servicing Fee for Series                                    1,666,666.67
                                    (10)Total Servicing Fee for Series Previously Due                                     0.00

                                    (11)Class A Prepayable Increase Amount Interest                                       0.00
                                    (12)Class B Prepayable Increase Amount Interest                                       0.00
                                    (13)Investor Default Amount                                                   8,610,695.43
                                    (14)Investor Charge-Offs                                                              0.00
                                    (15)Reallocated Principal Collections Previously Due                                  0.00

Class C Distributions
                                    (16)Class C Monthly Interest



                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                                517,420.14
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01
                                                                                                                             0
Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                           0.00


TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER                                                                                       0
                                        SERIES' ALLOCATIONS

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                          7,912,084.76

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                                      0.00


                                                                                                                   7912084.762

PRINCIPAL ALLOCATIONS                                                                      Class A               Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                    606,618,986.75
                                                               ---------------------
                                                               ---------------------
Investor Percentage                                                        0.147357
                                                               ---------------------
                                                               ---------------------
Investor Principal Collections                                        89,389,622.56
Shared Principal Collections from other Series'                      517,229,364.19
Available Principal Collections                                      606,618,986.75

Controlled Amoritization Amount                                                              0.00                 0.00
Partial Amoritization Amount                                                                 0.00                 0.00
Deficiency Controlled Amoritization Amount                                                   0.00                 0.00
Monthly Principal Amount                                                                     0.00                 0.00
Principal Shortfall
Reallocated Principal to other Series'                                                       0.00                 0.00

                                                                                           Class C                Total
                                                                                     ------------------------------------------
                                                                                     ------------------------------------------

Controlled Amoritization Amount                                                              0.00                 0.00
Partial Amoritization Amount                                                                 0.00                 0.00
Deficiency Controlled Amoritization Amount                                                   0.00                 0.00
Monthly Principal Amount                                                                     0.00                 0.00
Principal Shortfall
Reallocated Principal to other Series'                                                                            0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST


Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------- ---------------------
                                         --------------------- --------------------- ---------------------

Series 2000-1, Class A                          3.75%              $ 760,000,000.00        $ 2,450,894.44
Series 2000-1, Class B                          3.96%              $ 102,500,000.00          $ 349,525.00
Series 2000-1, Class C                          4.37%              $ 137,500,000.00          $ 517,420.14

                                            Series 2000-1
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C                Total
                                         --------------------- --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------- --------------------
Principal Distribution Required Amt               $ -                   $ -      -            $ -      -                   $ -
Interest Distribution Required Amt             $ 2,450,894.44          $ 349,525.00          $ 517,420.14       $ 3,317,839.58
Unpaid Principal Shortfalls paid                          $ -                   $ -                   $ -                  $ -
Unpaid Interest Shortfalls paid                           $ -                   $ -                   $ -                  $ -
Prepayable Interest                                       $ -                   $ -                   $ -                  $ -
Servicing Fee                                                                              $ 1,666,666.67       $ 1,666,666.67
                                         --------------------- --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------- --------------------
Total Required Distribution                    $ 2,450,894.44          $ 349,525.00        $ 2,184,086.81       $ 4,984,506.25
                                         ===================== ===================== ===================== ====================
                                         ===================== ===================== ===================== ====================


File:August '018k_2000-2                 CONFIDENTIAL
Servicer's Report                                              Date of Report:         17-Sep-01
Interest Period:      August 17, 2001 to September 14, 2001, Pay September 17th


Associates Credit Card Master Note Trust, Series 2000-2
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                     Transferor                Trust
                                                                      Interest                Totals
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                     6,786,235,016.84
Beginning Fin. Chrg. Receivables Balance                                                      332,911,900.50
Beginning Total Receivables Balance                                                         7,119,146,917.34

Beginning Special Funding Accnt Balance                                                                 0.00
Beginning Spread Account Balance                                                                        0.00
Beginning Reserve Account Balance                                                                       0.00

Beginning Period Invested Amount                                     1,202,397,616.84

Ending Period Invested Amount                                        1,212,517,758.10
                                               Class A                Class B                 Class C             Total Series
Monthly Master Note Trust Activities       Note                         Note                   Note                   Note
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        600,000,000.00           80,921,000.00         108,553,000.00        789,474,000.00

Beginning Period Invested Amount               600,000,000.00           80,921,000.00         108,553,000.00        789,474,000.00



Note Principal Balance Increase                          0.00                    0.00                   0.00                  0.00
Note Principal Balance Decrease                          0.00                    0.00                   0.00                  0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                     0.00                    0.00                   0.00                  0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                    0.00                   0.00                  0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  600,000,000.00           80,921,000.00         108,553,000.00        789,474,000.00

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Group I Information                                                Series 2000-2
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Beginning Invested Amount                                              789,474,000.00
Average Rate                                                                    3.83%
Allocable Finance Charge Collections                                    16,979,443.46
Allocable Principal Collections                                         70,570,782.88
Allocable Default Amount Due                                             6,797,920.17
Allocable Monthly Interest Due                                           2,606,431.58
Allocable Monthly Servicing Fees Due                                     1,315,790.00
Ending Invested Amount                                                 789,474,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                        13.88%
3 Month Average Base Rate                                              6.02%
Spread                                                                 7.86%
Trigger Pass Test: If Spread is >0, "Yes"                               Yes
Transferor's Interest Trigger
Required Transferor Interest                                                                  475,744,861.07
Transferor Interest                                                                         1,212,517,758.10
Trigger Pass Test                                                                               Yes



          ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-2 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank(Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 17, 2001, and with respect to the performance of the Trust during the month of August is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                            Revolving Period
Any Cash Flow Shortfalls this Period                                                   No
Any Cash Flow Shortfalls from Previous Period                                          No
Payout Event this Period:                                                              No
Group I Participants:                                                                  Series 2000-2


MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                         August: (31 posting days)

                                                                       Yield                 Defaults                Total
Portfolio Yield (Current Month)                                        24.98%                 10.00%                 14.98%
Portfolio Yield (Prior Month)                                          23.80%                 10.31%                 13.49%
Portfolio Yield (Two Months Ago)                                       24.99%                 11.81%                 13.18%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                  13.88%
                                                                                                              ---------------------
                                                                                                              ---------------------

                                                                     Servicing                Coupon                 Total
Base Rate (Current Month)                                              2.00%                   3.83%                 5.83%
Base Rate (Prior Month)                                                2.00%                   4.04%                 6.04%
Base Rate (Two Months Ago)                                             2.00%                   4.18%                 6.18%

THREE MONTH AVERAGE BASE RATE                                                                                        6.02%
                                                                                                              ---------------------
                                                                                                              ---------------------


Beginning Period Principal Receivables                                                      6,786,235,016.84
Beginning Period Finance Charge Receivables                                                   332,911,900.50
Beginning Period Discounted Receivables                                                                 0.00
Beginning Period Total Receivables                                                          7,119,146,917.34

Removed Principal Receivables                                                                           0.00
Removed Finance Charge Receivables                                                                      0.00
Removed Total Receivables                                                                               0.00
Discounted Receivables Generated this Period                                                            0.00
Additional Principal Receivables                                                                        0.00
Additional Finance Charge Receivables                                                                   0.00
Additional Total Receivables                                                                            0.00

Total Principal Collections this Period                                                       606,618,986.75
Total Defaulted Principal Receivables this Period                                              58,434,202.86
Total Receivables Adjustments this Period                                                      23,887,608.29
Total Finance Charge Collections this Period                                                  145,953,500.36
Total Discounted Receivables this Period                                                                0.00

Ending Period Principal Receivables                                                         6,796,355,158.10
Ending Period Finance Charge Receivables                                                      328,456,957.58
Ending Period Discounted Receivables                                                                    0.00
Ending Period Total Receivables                                                             7,124,812,115.68

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                                 165,689,393.64
                                        61-90 Days Delinquent                                 107,474,334.73
                                        91+ Days Delinquent                                   202,139,057.81

                                        Total 31+ Days Delinquent                             475,302,786.18

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-2

                                                           -------------------
                                                           ------------------
FLOATING INVESTOR PERCENTAGE                                      0.116335
FIXED INVESTOR PERCENTAGE                                         0.116335
                                                           -------------------
                                                           -------------------

FINANCE CHARGE ALLOCATIONS                                                                                           Total
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                        145,953,500.36
                                                                                       ----------------------
                                                                                       ----------------------
Investor Percentage                                                                                 0.116335
                                                                                       ----------------------
                                                                                       ----------------------
Investor Finance Charge Collections                                                            16,979,443.46         16,979,443.46
Excess Finance Charge Collections allocated to Series                                                   0.00                  0.00
Available Finance Charge Collections                                                           16,979,443.46         16,979,443.46

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                                      1,922,000.00
                                     (2)Class A Monthly Interest Previously Due                                               0.00
                                     (3)Class A Monthly Additional Interest                                                   0.00
                                     (4)Class A Monthly Additional Interest Previously Due                                    0.00
                                        Total Class A Monthly Interest                                                1,922,000.00

Class B Distributions
                                     (5)Class B Monthly Interest                                                        275,940.61
                                     (6)Class B Monthly Interest Previously Due                                               0.00
                                     (7)Class B Monthly Additional Interest                                                   0.00
                                     (8)Class B Monthly Additional Interest Previously Due                                    0.00
                                        Total Class B Monthly Interest                                                  275,940.61

                                     (9)Total Monthly Servicing Fee for Series                                        1,315,790.00
                                    (10)Total Servicing Fee for Series Previously Due                                         0.00

                                    (11)Class A Prepayable Increase Amount Interest                                           0.00
                                    (12)Class B Prepayable Increase Amount Interest                                           0.00
                                    (13)Investor Default Amount                                                       6,797,920.17
                                    (14)Investor Charge-Offs                                                                  0.00
                                    (15)Reallocated Principal Collections Previously Due                                      0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                                        408,490.97



                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                                          0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                            0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                               0.00


TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                           6,259,301.71

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                      0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                                  6,259,301.71

PRINCIPAL ALLOCATIONS                                                                         Class A               Class B
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                      606,618,986.75
                                                               -----------------------
                                                               -----------------------
Investor Percentage                                                          0.116335
                                                               -----------------------
                                                               -----------------------
Investor Principal Collections                                          70,570,782.88
Shared Principal Collections from other Series'                        536,048,203.87
Available Principal Collections                                        606,618,986.75

Controlled Amoritization Amount                                                                0.00                   0.00
Partial Amoritization Amount                                                                   0.00                   0.00
Deficiency Controlled Amoritization Amount                                                     0.00                   0.00
Monthly Principal Amount                                                                       0.00                   0.00
Principal Shortfall
Reallocated Principal to other Series'                                                         0.00                   0.00

                                                                                              Class C                Total
                                                                                       --------------------------------------------
                                                                                       --------------------------------------------

Controlled Amoritization Amount                                                                0.00                   0.00
Partial Amoritization Amount                                                                   0.00                   0.00
Deficiency Controlled Amoritization Amount                                                     0.00                   0.00
Monthly Principal Amount                                                                       0.00                   0.00
Principal Shortfall
Reallocated Principal to other Series'                                                                                0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST


Group 1                                      Coupon Rate              Balance            Interest Payments
                                         --------------------- ----------------------- ----------------------
                                         --------------------- ----------------------- ----------------------

Series 2000-2, Class A                          3.72%                $ 600,000,000.00         $ 1,922,000.00
Series 2000-2, Class B                          3.96%                 $ 80,921,000.00           $ 275,940.61
Series 2000-2, Class C                          4.37%                $ 108,553,000.00           $ 408,490.97

                                            Series 2000-2
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------
                                               Class A                Class B                 Class C                Total
                                         --------------------- ----------------------- ---------------------- ---------------------
                                         --------------------- ----------------------- ---------------------- ---------------------
Principal Distribution Required Amt               $ -                    $ -     -              $ -        -                   $ -
Interest Distribution Required Amt             $ 1,922,000.00            $ 275,940.61           $ 408,490.97        $ 2,606,431.58
Unpaid Principal Shortfalls paid                          $ -                     $ -                    $ -                   $ -
Unpaid Interest Shortfalls paid                           $ -                     $ -                    $ -                   $ -
Prepayable Interest                                       $ -                     $ -                    $ -                   $ -
Servicing Fee                                                                                 $ 1,315,790.00        $ 1,315,790.00
                                         --------------------- ----------------------- ---------------------- ---------------------
                                         --------------------- ----------------------- ---------------------- ---------------------
Total Required Distribution                    $ 1,922,000.00            $ 275,940.61         $ 1,724,280.97        $ 3,922,221.58
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